UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1391 Timberlake Manor Parkway
St. Louis
Missouri	63017
(Address of principal executive offices)	(zip code)
(314)	292-2000
(Registrant’s telephone number, including area code)
N.A. (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________________________________________________________________________________________________

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below under Item 5.07, at the 2021 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Bunge Limited (the “Company”) held on May 5, 2021, the Company’s shareholders approved an amendment to the Company’s 2017 Non-Employee Directors Equity Incentive Plan to increase the number of authorized shares by 200,000 shares. This amendment is further described under “Proposal 4 – Amendment to the Bunge Limited 2017 Non-Employee Directors Equity Incentive Plan to increase the number of authorized shares by 200,000 shares” in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on March 23, 2021 (the “Proxy Statement”), which description is incorporated herein by reference pursuant to General Instruction B.3 of Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders

At the Annual General Meeting, shareholders elected the Company’s director nominees, approved the advisory vote on executive compensation, approved the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2021 and authorized the audit committee of the Board of Directors to determine the independent auditors’ fees, approved an amendment to the Bunge Limited 2017 Non-Employee Directors Equity Incentive Plan and approved the shareholder proposal regarding a report on the soy supply chain. Shareholders also approved proposal 6, a shareholder proposal regarding simple majority voting, and the Company will consider this matter in due course. These proposals are described in the Company’s Proxy Statement. The results of the votes at the Annual General Meeting were as follows:

Proposal 1: Election of directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sheila Bair	106,784,457	672,617	96,589	7,412,760
Carol Browner	106,109,686	677,026	766,951	7,412,760
Paul Fribourg	103,473,986	3,995,661	84,016	7,412,760
J. Erik Fyrwald	100,487,157	6,309,817	756,689	7,412,760
Gregory A. Heckman	106,711,117	119,972	722,574	7,412,760
Bernardo Hees	104,593,353	2,222,153	738,157	7,412,760
Kathleen Hyle	105,940,500	893,480	719,683	7,412,760
Henry W. (Jay) Winship	104,849,567	1,979,257	724,839	7,412,760
Mark N. Zenuk	106,288,219	517,901	747,543	7,412,760
The directors listed above were elected for a one-year term.

Proposal 2: Advisory vote on executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,398,186	6,031,641	123,826	7,412,760
Proposal 3: To appoint Deloitte & Touche LLP as independent auditor for fiscal year ending December 31, 2021 and to authorize the Audit Committee of the Board of Directors to determine the independent auditor’s fees

Votes For	Votes Against	Abstentions	Broker Non-Votes
113,968,476	912,196	85,751	7,412,760
Proposal 4: Amendment to the Bunge Limited 2017 Non-Employee Director Equity Incentive Plan to increase the number of authorized shares by 200,000 shares

Votes For	Votes Against	Abstentions	Broker Non-Votes
103,639,814	2,917,705	996,144	7,412,760

Proposal 5: Shareholder proposal regarding a report on the soy supply chain

Votes For	Votes Against	Abstentions	Broker Non-Votes
105,866,877	1,199,583	487,203	7,412,760
Proposal 6: Shareholder proposal regarding simple majority vote

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,095,691	11,295,507	162,465	7,412,760

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2021

BUNGE LIMITED

By:	/s/ Lisa Ware-Alexander
	Name:	Lisa Ware-Alexander
	Title:	Vice President, Deputy General Counsel and Corporate Secretary